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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 1998



                                GSE SYSTEMS, INC.
                 (Exact name of issuer as specified in charter)


                           Delaware 0-26494 52-1868008
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer of incorporation) Identification No.)


                              9189 Red Branch Road
                            Columbia, Maryland 21045
                    (Address of principal executive offices)


                                 (410) 772-3500
              (Registrant's telephone number, including area code)





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                              Item 5. Other Events

     On September 21, 1998, Valmet Automation, Inc. ("Valmet") and GSE Systems, Inc. (the "Company") issued a press release in respect of entering into a letter of intent for the sale of the Company's Oil and Gas Business Unit to Valmet, the text of which is set forth in Exhibit 99.1 hereto (the "Press Release") and incorporated by reference herein.
   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                                  (c) Exhibits

             99.1 Text of Press Release, dated September 21, 1998.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                   Date: September 24, 1998 GSE SYSTEMS, INC.


                           /S/ Christopher M. Carnavos
                             Christopher M. Carnavos
                                    President

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                                  EXHIBIT INDEX


                  Exhibit No. Description Sequential Page No.

                       99.1 Text of Press  Release,  dated 5 September 21, 1998,
                   issued by the Company.

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